                                                                      Exhibit 24

                                POWER OF ATTORNEY

                  We, the undersigned officers and directors of Amscan Holdings, Inc., a Delaware corporation (the "Company") hereby severally constitute and appoint Gerald C. Rittenberg, James M. Harrison and Michael A. Correale, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration
Statement on Form S-1 relating to the proposed public offering in 2002 of shares of the Company's Common Stock, par value $.10, and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent
Registration Statement for the same offering which may be filed under Rule
462(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).

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
            SIGNATURE                                 TITLE                               DATE
            ---------                                 -----                               ----
    /s/ Gerald C. Rittenberg            Chief Executive Officer (Principal             June 13, 2002
    ------------------------              Executive Officer) and Director
      Gerald C. Rittenberg



    /s/ James M. Harrison              Chief Operating Officer and Director            June 13, 2002
    ---------------------
      James M. Harrison


    /s/ Terence M. O'Toole                     Chairman and Director                   June 13, 2002
    ----------------------
      Terence M. O'Toole


    /s/ Sanjeev K. Mehra                             Director                          June 13, 2002
    --------------------
      Sanjeev K. Mehra


    /s/ Joseph P. DiSabato                           Director                          June 13, 2002
    ----------------------
      Joseph P. DiSabato


    /s/ Michael Correale                Chief Financial Officer (Principal             June 13, 2002
    --------------------           Financial Officer and Principal Accounting
      Michael Correale                              Officer)

